UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2007

                                 S1 Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                      000-24931          58-2395199
(State or other jurisdiction           (Commission        (IRS Employer
     of incorporation)                 File Number)     Identification No.)

         705 Westech Drive, Norcross, Georgia               30092
       (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (404) 923-3500

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 9, 2007, S1 Corporation ("S1") issued a press release announcing its results of operations for the second quarter ended June 30, 2007. That press release is furnished as Exhibit 99.1 to this report. Also on August 9, 2007 at 8:30 a.m. ET, S1 will hold a conference call during which S1 will discuss its second quarter results. A webcast of the call will be available through S1's website, www.s1.com. A replay of the conference call will be available through August 23, 2007 on S1's website.

ITEM 8.01.  OTHER EVENTS.

         In the press release furnished as Exhibit 99.1 to this report, S1 announced that its Board of Directors had approved a $20 million increase to its stock repurchase program, bringing the total authorization to $50 million, under which S1 may repurchase shares of its common stock from time to time in open market and privately negotiated transactions as market and business conditions warrant.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.   Description
-----------   ---------------------------------------------------
99.1          Press release dated August 9, 2007.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 S1 CORPORATION
                                                 (Registrant)

                                                 /s/ John Stone
                                                 -------------------------
                                                 Chief Financial Officer

Date: August 9, 2007

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   ---------------------------------------------------
99.1          Press release dated August 9, 2007.